Exhibit 99.4/99.5
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
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ACTION BY THE BOARD OF DIRECTORS
REVISED AS INDICATED IN BOLD
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ACTION TO ADJUST SHARES AVAILABLE FOR PURCHASE UNDER THE EMPLOYEE
STOCK PURCHASE PLAN AND TO AMEND THE EMPLOYEE STOCK PURCHASE
PLAN AND THE ANNUAL INCENTIVE PLAN AMENDED AS OF NOVEMBER 3, 2005
     WHEREAS, the Company has established and maintains for the benefit of certain employees the Employee Stock Purchase Plan (the “ESPP”) and the Annual Incentive Plan amended as of November 3, 2005 (the “2005 AIP”);
     WHEREAS, in the event of the unpairing of common stock of the Company from Class B shares of beneficial interest of Starwood Hotels & Resorts (the “unpairing”), pursuant to Section 5.2 of the ESPP, the number of shares reserved for purchase under the ESPP may be adjusted and the Company desires that such adjustment be made;
     WHEREAS, Section 6.6 of the ESPP provides that the Board may amend the ESPP without the consent of stockholders or ESPP participants, subject to certain exceptions not here applicable, and the Board and a majority of the Board’s independent directors have authorized an amendment to reflect the unpairing and to grant the Board authority to make adjustments pursuant to Section 5.2 of the ESPP; and
     WHEREAS, pursuant to its authority under Section 4 of the 2005 AIP, the Company desires to amend the 2005 AIP to reflect the unpairing.
     NOW, THEREFORE, BE IT RESOLVED, that, effective upon the unpairing, the number of shares reserved for purchase under the ESPP as provided in Section 4.1 of the ESPP shall be adjusted by multiplying such number by the following fraction:

Pre-unpairing price of a unit consisting of one Class B share of beneficial interest of Starwood Hotels & Resorts and one share of Company common stock
Post-unpairing price of one share of Company common stock
     FURTHER RESOLVED, that, for purposes of this Action, the term “pre-unpairing price” shall mean the closing price for a unit as reported by the New York Stock Exchange (the “NYSE”) for the date on which the unpairing occurs, or if units are not traded on the NYSE on such date, the first date preceding the unpairing on which units are traded on the NYSE; and the term “post-unpairing price” shall mean the opening price for a share as reported by the NYSE for the first date on which Company common stock is traded on the NYSE following the date on which the unpairing occurs;

     FURTHER RESOLVED, that, effective upon the unpairing, the document attached hereto entitled “Amendment Number Two to the Employee Stock Purchase Plan” is hereby adopted in its entirety; and
     FURTHER RESOLVED, that, effective upon the unpairing, the document attached hereto entitled “Amendment Number One to the Annual Incentive Plan amended as of November 3, 2005” is hereby adopted in its entirety.

Dated as of , 2006.

SECOND AMENDMENT TO THE
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
EMPLOYEE STOCK PURCHASE PLAN
     WHEREAS, the Company maintains for the benefit of certain employees the Employee Stock Purchase Plan (the “Plan”);
     WHEREAS, pursuant to Section 6.6 of the Plan, the Board has the authority to amend the Plan without the consent of stockholders or Plan participants, subject to certain exceptions not here applicable; and
     WHEREAS, the Board desires to amend the Plan to reflect the unpairing of common stock of the Company from Class B shares of beneficial interest of Starwood Hotels & Resorts (the “unpairing”) and to grant the Board authority to make adjustments pursuant to Section 5.2 of the Plan.
     NOW, THEREFORE, BE IT RESOLVED, effective as of the unpairing, the Plan hereby is amended as follows:
1.
By deleting the phrase “and the Class B shares of beneficial interest of Starwood Hotels & Resorts, a Maryland real estate investment trust and subsidiary of the Company, that are attached to and trade together with the Company Common Stock” where it appears in Section 2.22 of the Plan.
2.
By deleting the phrase “unpairing of the shares of common stock of the Company from the Class B shares of beneficial interest of Starwood Hotels & Resorts” where it appears in Section 5.2 of the Plan.
3.
By adding the phrase “the Board or” immediately preceding the phrase “the Administrator” where it appears in Section 5.2 of the Plan.
     IN WITNESS WHEREOF, the foregoing Amendment to the Plan has been executed by the Company on this 10th day of April, 2006, to be effective as stated above.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

By:	/s/ Michael Dojlidko

Title:	Assistant Secretary

ATTEST:

/s/ Marshal J. Donat Assistant Secretary

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